Supplement to the currently effective PROSPECTUS

Deutsche Diversified Market Neutral Fund

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The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the summary section of the fund’s prospectus.

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Mihir Meswani, Director, DIMA. Portfolio Manager of the fund. Began managing the fund in 2014.

Pankaj Bhatnagar, PhD, Managing Director, DIMA. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.

MANAGEMENT

Deutsche Investment Management Americas Inc.

Mihir Meswani, Director, DIMA. Portfolio Manager of the fund. Began managing the fund in 2014.

•	Joined Deutsche Asset & Wealth Management in 2014 with 21 years of industry experience in asset allocation and portfolio management of multi-asset class portfolios.
•	Previously, he worked at Mount Yale Capital Group where he was a portfolio manager for the group’s alternative mutual funds. Prior to that, he was Chief Investment Strategist at Sandalwood Securities, where he was a member of the Investment Committee with direct responsibility for the portfolio management of Sandalwood’s fund of hedge funds and alternative mutual fund portfolio.
•	Previously, he held a position as Director of Public Investments for the Robert Wood Johnson Foundation where he managed assets across equity and fixed income, hedge funds, credit and real assets. He also worked for Bank of America and JP Morgan in similar roles.
•	BS in Finance and a BA in Economics, Rutgers University.

Pankaj Bhatnagar, PhD, Managing Director, DIMA. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

•	Joined Deutsche Asset Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
•	Portfolio Manager for the Quantitative Group: New York.
•	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Please Retain This Supplement for Future Reference

September 6, 2016

PROSTKR-684